UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2013

Eastman Kodak Company

(Exact name of registrant as specified in its charter)

New Jersey	1-87	16-0417150
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 State Street, Rochester, New York	14650
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 724-4000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On August 15, 2013, Eastman Kodak Company (the “Company”) issued a press release announcing the results of voting by creditors on the Amended Joint Chapter 11 Plan of Reorganization of the Company and its debtor affiliates (the “Plan”). Each of the six creditor classes entitled to vote on the Plan voted to accept the Plan.

The table below indicates the participation and voting results for each creditor class entitled to vote on the Plan, including the number of creditors in each class voting to accept or reject the Plan and the number of creditors abstaining; and the amount of claims held by such creditors:

Total Ballots Received
Accept		Reject		Abstain
Number	Amount	Number	Amount	Number	Amount
Class 3 – Second Lien Notes Claims
61 (100.00%)	$333,367,000.00 (100.00%)	0 (0.00%)	$0.00 (0.00%)	0	$0.00
Class 4 – General Unsecured Claims
1895 (82.53%)	$804,324,385.14 (77.91%)	401 (17.47%)	$228,075,479.56 (22.09%)	37	$20,749,738.85
Class 5 – KPP Claims
17 (100.00%)	$2,837,000,016.00 (100.00%)	0 (0.00%)	$0.00 (0.00%)	0	$0.00
Class 6 – Retiree Settlement Unsecured Claims
16 (100.00%)	$365,000,000.00 (100.00%)	0 (0.00%)	$0.00 (0.00%)	0	$0.00
Class 7 – Convenience Claims
528 (92.79%)	$1,247,493.66 (88.38%)	41 (7.21%)	$163,956.86 (11.62%)	36	$80,164.68
Class 8 – Subsidiary Convenience Claims
17 (94.44%)	$14,012.99 (78.90%)	1 (5.56%)	$3,747.52 (21.10%)	0	$0.00

The results of voting on the Plan were certified and filed with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) on August 15, 2013. The deadline for voting to accept or reject the Plan was August 9, 2013 at 8:00 p.m. (Eastern Time).

The Plan is subject to confirmation by the Bankruptcy Court, and will be considered at a hearing scheduled before the Bankruptcy Court on August 20, 2013.

The Plan shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not otherwise subject to the liabilities of that section, and is not deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing. A copy of the Company’s press release announcing the results of voting on the Plan is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In addition, the Company concluded its previously announced offerings (the “Rights Offerings”) of up to 34 million shares of common stock to eligible creditors, equivalent to approximately 85% of the equity of reorganized Kodak upon its emergence from chapter 11, for the per share purchase price of $11.94. The procedures for conducting the Rights Offerings (as amended, the “Rights Offerings Procedures”) were approved by order of the Bankruptcy Court entered on June 26, 2013. The Rights Offerings expired on August 9, 2013 at 5:00 p.m. (Eastern Time).

In accordance with the Plan, the Rights Offerings Procedures and the Backstop Commitment Agreement, dated June 18, 2013, among the Company and the Backstop Parties party thereto (the “Backstop Commitment Agreement”), creditors participating in the Rights Offerings purchased approximately 2.6 million 1145 Rights Offering Shares, approximately 21.4 million 4(2) Primary Shares and approximately 10 million Backstop Party Overallotment Shares (as each such term is defined in the Rights Offerings Procedures). Because the 34 million shares offered by the Company pursuant to the Rights Offerings were subscribed for and purchased by eligible creditors, the Backstop Parties will not purchase Unsubscribed Shares (as defined in the Backstop Commitment Agreement) pursuant to their commitments under the Backstop Commitment Agreement.

The Plan (including all supplements thereto), the Rights Offerings Procedures (consisting of the 1145 Rights Offering Procedures and the 4(2) Rights Offering Procedures (each as defined in the Plan)) and the Backstop Commitment Agreement are available free of charge at www.kccllc.net/kodak.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibit

99.1	Press release dated August 15, 2013

CAUTIONARY STATEMENT PURSUANT TO SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This report on Form 8-K, including the exhibit attached hereto, includes “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning the Company’s plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, liquidity, cash flow, financing needs, plans or business trends, and other information that is not historical information. When used in this report on Form 8-K, including the exhibit attached hereto, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “predicts,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data are based upon the Company’s expectations and various assumptions. Future events or results may differ from those anticipated or expressed in these forward-looking statements. Important factors that could cause actual events or results to differ materially from these forward-looking statements include, among others, the risks and uncertainties described in more detail in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2012 and Quarterly Reports on Form 10–Q for the quarters ended March 31, 2013 and June 30, 2013, under the headings “Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations–Liquidity and Capital Resources,” and those described in filings made by the Company with the U.S. Bankruptcy Court for the Southern District of New York and in other filings the Company makes with the SEC from time to time, as well as the following: the Company’s ability to successfully emerge from Chapter 11 as a profitable sustainable company; the ability of the Company and its subsidiaries to secure approval of and consummate one or more plans of reorganization with respect to the Chapter 11 cases; the Company’s ability to improve its operating structure, financial results and profitability; the ability of the Company to achieve cash forecasts, financial projections, and projected growth; the Company’s ability to raise sufficient proceeds from the sale of businesses and non-core assets; the businesses the Company expects to emerge from Chapter 11; the ability of the Company to discontinue certain businesses or operations; the ability of the Company to continue as a going concern; the Company’s ability to comply with the Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) covenants in its Debtor-in-Possession credit agreements; our ability to obtain additional financing; the potential adverse effects of the Chapter 11 proceedings on the Company’s liquidity, results of operations, brand or business prospects; the outcome of our intellectual property patent litigation matters; the Company’s ability to generate or raise cash and maintain a cash balance sufficient to comply with the minimum liquidity covenants in its Debtor-in-Possession credit agreements and to fund continued

investments, capital needs, restructuring payments and service its debt; its ability to fairly resolve legacy liabilities; the resolution of claims against the Company; the Company’s ability to retain key executives, managers and employees; the Company’s ability to maintain product reliability and quality and growth in relevant markets; the seasonality of the Company’s businesses; our ability to effectively anticipate technology trends and develop and market new products, solutions and technologies; and the impact of the global economic environment on the Company. There may be other factors that may cause the Company’s actual results to differ materially from the forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf apply only as of the date of this report on Form 8-K, including the exhibit attached hereto, and are expressly qualified in their entirety by the cautionary statements included in this report. The Company undertakes no obligation to update or revise forward-looking statements to reflect events or circumstances that arise after the date of this Form 8-K made or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN KODAK COMPANY

By:	/s/ Patrick M. Sheller
Patrick M. Sheller
Senior Vice President

Date: August 15, 2013

EASTMAN KODAK COMPANY

INDEX TO EXHIBITS

Exhibit No.

(99.1)	Press release dated August 15, 2013.